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                                                                Exhibit 24.1

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Brian L. Halla, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

             SIGNATURE                                 DATE
             ---------                                 ----

 /S/ BRIAN L. HALLA
-----------------------------------------        October 16, 1997
    Brian L. Halla


 /S/ GARY P. ARNOLD
-----------------------------------------        October 16, 1997
    Gary P. Arnold


 /S/ ROBERT BESHAR
-----------------------------------------        October 16, 1997
    Robert Beshar


 /S/ MODESTO A. MAIDIQUE
-----------------------------------------        October 15, 1997
    Modesto A. Maidique


 /S/ EDWARD R. McCRACKEN
-----------------------------------------        October 17, 1997
    Edward R. McCracken


 /S/ J. TRACY O'ROURKE
-----------------------------------------        October 20, 1997
    J. Tracy O'Rourke


 /S/ CHARLES E. SPORCK
-----------------------------------------        October 17, 1997
    Charles E. Sporck


 /S/ DONALD E. WEEDEN
-----------------------------------------        October 16, 1997
    Donald E. Weeden


 /S/ DONALD MACLEOD
-----------------------------------------        October 15, 1997
    Donald Macleod


 /S/ RICHARD D. CROWLEY, JR.
-----------------------------------------        October 15, 1997
    Richard D. Crowley, Jr.